Salient Funds

Supplement Dated August 6, 2013 (“Supplement”)

to the Salient MLP & Energy Infrastructure Fund II Prospectus Dated April 30, 2013 (the “Prospectus”) and Summary Prospectus Dated April 30, 2013 (the “Summary Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus and Summary Prospectus. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling 1-866-667-9228, or by writing to Salient MF Trust, PO. Box 182607, Columbus, Ohio 43218-2607. Please review this important information carefully.

The information on page 5 of the Summary Prospectus under “Tax Law Change Risk” is supplemented by adding the below at the end of the existing paragraph. The section is otherwise unchanged.

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if ultimately adopted in their current form, would require the Fund to aggregate investment holdings of the Domestic Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Fund, one or more master limited partnerships. The proposed regulations would not impact Fund investments in affiliates of master limited partnerships or other Energy Infrastructure Companies structured as corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in master limited partnerships, whether held in the Fund directly or held by the Domestic Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its investment objective and strategies.

The proposal has no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS has requested comments on the proposal, with the comment period ending October 31, 2013. A public hearing is scheduled for December 9, 2013. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

The Adviser is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the Fund’s investments in master limited partnerships (whether held in the Fund directly or held in the Domestic Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns.

The information on page 11of the Prospectus under “Fund Details – Principal Investment Strategies” is supplemented by adding the below at the end of the existing paragraph. The section is otherwise unchanged

Changes in the laws of the United States including tax laws and regulations could result in the inability of the Fund and/or the Domestic Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Law Change Risk” below).

The information on page 14 of the Prospectus under “Principal Investment Risks - Tax Law Change Risk” is supplemented by adding the below at the end of the existing paragraph. The section is otherwise unchanged.

On August 2, 2013, the IRS issued proposed regulations which, if ultimately adopted in their current form, would require the Fund to aggregate investment holdings of the Domestic Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Fund, one or more master limited partnerships. The proposed regulations would not impact Fund investments in affiliates of master limited partnerships or other Energy Infrastructure Companies structured as corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in master limited partnerships, whether held in the Fund directly or held by the Domestic Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its investment objective and strategies.

The proposal has no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS has requested comments on the proposal, with the comment period ending October 31, 2013. A public hearing is scheduled for December 9, 2013. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

The Adviser is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the Fund’s investments in master limited partnerships (whether held in the Fund directly or held in the Domestic Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

Salient Funds

Supplement Dated August 6, 2013 (“Supplement”)

to the Salient MLP & Energy Infrastructure Fund II

Statement of Additional Information Dated April 30, 2013 (the “SAI”)

This Supplement updates certain information contained in the above-dated SAI. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling 1-866-667-9228, or by writing to Salient MF Trust, PO. Box 182607, Columbus, Ohio 43218-2607. Please review this important information carefully.

The information under the subsection entitled “Special Considerations Applicable to Salient MLP & Energy Infrastructure Fund II” in the section entitled “Principal Investment Risks – Additional Information Concerning Taxes” is supplemented by adding the below at the end of the existing paragraph. The section is otherwise unchanged

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if ultimately adopted in their current form, would require the Fund to aggregate investment holdings of the Domestic Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Fund, one or more master limited partnerships. The proposed regulations would not impact Fund investments in affiliates of master limited partnerships or other Energy Infrastructure Companies structured as corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in master limited partnerships, whether held in the Fund directly or held by the Domestic Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its investment objective and strategies.

The proposal has no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS has requested comments on the proposal, with the comment period ending October 31, 2013. A public hearing is scheduled for December 9, 2013. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

The Adviser is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the Fund’s investments in master limited partnerships (whether held in the Fund directly or held in the Domestic Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE